UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

EZRAIDER CO.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-180251 (Commission File Number)	45-4390042 (I.R.S. Employer Identification No.)

500 W. 5th Street, Suite 800, PMB #58 Winston Salem, NC (Address of principal executive offices)	27101 (Zip Code)

Registrant’s telephone number, including area code: (401) 499-8911

E-Waste Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2021, the sole director of E-Waste Corp., now known as EZRaider Co., a Florida corporation (the “Company”), and on August 30, 2021, the holders of 6,975,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), representing approximately 55.8% of the Company’s voting equity, approved by written consent, in accordance with the applicable provisions of Florida law, the execution and filing of Articles of Amendment to the Articles of Incorporation of the Company (the “Amendment”) with the Florida Secretary of State, to effect the change of the Company’s name from “E-Waste Corp.” to “EZRaider Co.” (the “Name Change”). On August 30, 2021, the Company filed the Amendment with the Florida Secretary of State, which became effective on September 3, 2021.

As previously reported on a Current Report on Form 8-K the Company filed with the Securities and Exchange Commission on June 1, 2021, the Company is contemplating a business combination (the “Reverse Merger”) with EZRaider Global, Inc., a privately held Nevada company (“EZ Global”). In connection with the contemplated Reverse Merger, and with permission of EZ Global, the Company changed its name to EZRaider Co.  If the parties determine not to proceed with the Reverse Merger, the Company will change its name back to E-Waste Corp. or adopt another name.

A copy of the Amendment is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information in Item 5.03 above regarding the approval of the Amendment by written consent of a majority of the Company’s shareholders is incorporated herein by reference.

Section 8 - Other Events

Item 8.01 Other Events.

In connection with the Name Change, the Company has submitted to the Financial Industry Regulatory Authority, Inc. (“FINRA”) a voluntary request for the change of the Company’s trading symbol. It is expected that the Name Change and new trading symbol will be declared effective in the market by FINRA prior to September 15, 2021. The Company will file a Current Report on Form 8-K to disclose the effective date of the Name Change and trading symbol change upon receipt of the notification from FINRA.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is included in this Report:

Exhibit No.	Description

3.3	Articles of Amendment to Articles of Incorporation, filed August 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2021

	By:	/s/ Elliot Mermel
	Name:	Elliot Mermel
	Title:	President